Execution Version

Exhibit 10(qq)

FIRST AMENDMENT

TO

SALE AND SERVICING AGREEMENT

This FIRST AMENDMENT TO SALE AND SERVICING AGREEMENT (this “Amendment”) is entered into as of January 13, 2023, by and among HERCULES FUNDING IV LLC, a Delaware limited liability company (“Borrower”), HERCULES CAPITAL, INC., a Maryland corporation (“Hercules”), as Originator (in such capacity, “Originator”) and as initial Servicer (in such capacity, “Servicer”) and MUFG BANK, LTD. (as successor to MUFG Union Bank, N.A., in accordance with the Agency Assignment Agreement (as defined herein), “MUFG”), as the Agent for the Lenders under the Loan Agreement (as hereinafter defined), with reference to the following facts, which shall be construed as part of this Amendment:

RECITALS

A.
Borrower, Lenders and MUFG, as administrative agent for the Lenders, have entered into that certain Loan and Security Agreement, dated as of February 20, 2020 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 18, 2021, by and among the Borrower, MUFG Union Bank, N.A. and the Lenders party thereto, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of June 10, 2022, by and among the Borrower, MUFG Union Bank, N.A., MUFG and the Lenders, as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of the date hereof, by and among the Borrower, MUFG and the Lenders and as may be further amended, restated, amended and restated, supplemented, replaced, renewed or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders and Agent are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein.
B.
Borrower, Originator, Servicer and MUFG, as administrative agent for the Lenders, have entered into that certain Sale and Servicing Agreement, dated as of February 20, 2020 (the “Existing Sale and Servicing Agreement”, as amended by this Amendment, the “Sale and Servicing Agreement”).
C.
Pursuant to that certain Agency Resignation, Appointment, Assumption and Waiver Agreement, dated as of June 10, 2022 (the “Agency Assignment Agreement”), among MUFG Union Bank, N.A., in its capacity as Agent under the Loan Agreement prior to the date thereof (in such capacity, “Resigning Agent”), and MUFG, in its capacity as Successor Agent (in such capacity, “Successor Agent”), Borrower and Lenders, the Resigning Agent resigned as agent under the Loan Agreement and the Successor Agent was appointed by the Required Lenders as Agent under the Loan Agreement (in such capacity, “Agent”).
D.
Borrower, Originator and Servicer have requested that Agent agree to amend certain provisions of the Existing Sale and Servicing Agreement, subject to the terms and conditions set forth herein.
E.
Agent is willing to amend certain provisions of the Existing Sale and Servicing Agreement, subject to the terms and conditions set forth herein.

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AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrower, Originator and Servicer of their respective promises and obligations under the Sale and Servicing Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Originator, Servicer and Agent hereby agree as follows:

SECTION 1.
Defined Terms. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Sale and Servicing Agreement shall be applied herein as defined or established therein.
SECTION 2.
Amendments to Sale and Servicing Agreement. As of the date hereof, the Existing Sale and Servicing Agreement and Exhibits thereto are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex A attached hereto.
SECTION 3.
Conditions Precedent. Notwithstanding any other provision of this Amendment, this Amendment shall be of no force or effect, and Agent shall not have any obligations hereunder, unless and until each of the following conditions have been satisfied:
(a)
Each of Borrower, Originator, Servicer and Agent shall have executed (as applicable) and delivered to Agent this Amendment and such other documents as Agent may reasonably request.
(b)
All legal matters incidental to the transactions contemplated hereby shall be completed in a manner reasonably satisfactory to counsel for Agent.
SECTION 4.
Representations and Warranties Regarding Sale and Servicing Agreement. Each of Borrower, Originator and Servicer hereby represents and warrants, as applicable, to Agent as of the date hereof that:
(a)
the representations and warranties of Borrower and Originator set forth in Sections 3.01, 3.02 and 3.03 of the Sale and Servicing Agreement are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent that any representations and warranties are qualified by materiality, in which case, such representations or warranties shall be true and correct in all respects, (ii) to the extent specifically made with regard to a particular date, and (iii) for such changes as are a result of any act or omission specifically permitted under the Sale and Servicing Agreement, or as otherwise specifically permitted by Agent;
(b)
as of the date hereof and after giving effect to this Amendment, no Default or Servicer Default will have occurred and be continuing;
(c)
the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by Borrower, Originator and Servicer and this Amendment is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as such enforcement

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thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
(d)
the execution, delivery and performance of this Amendment do not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower, Originator or Servicer in each case, to the extent such violation would reasonably be expected to result in a Material Adverse Change.
SECTION 5.
Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.
SECTION 6.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.
SECTION 7.
Effect of Amendment; Reaffirmation of Sale and Servicing Agreement.
(a)
The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Sale and Servicing Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Sale and Servicing Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Originator, Servicer and Agent agree that the Sale and Servicing Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms. Upon the effectiveness of this Amendment, each reference in the Sale and Servicing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Sale and Servicing Agreement as amended hereby.
(b)
Borrower confirms that all of its obligations under the Sale and Servicing Agreement (as amended by this Amendment) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment.
(c)
Execution of this Amendment by Agent (i) shall not constitute a waiver of any Default or Servicer Default that may currently exist or hereafter arise under the Sale and Servicing Agreement, (ii) shall not impair, restrict or limit any right or remedy of Agent with respect to any Default or Servicer Default that may now exist or hereafter arise under the Sale and Servicing Agreement, and (iii) shall not constitute any course of dealing or other basis for altering any obligation of the Borrower, Originator or Servicer or any right, privilege or remedy of Agent under the Sale and Servicing Agreement.

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SECTION 8.
Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Sale and Servicing Agreement as of the day and year first above written.

HERCULES FUNDING IV LLC, as Borrower

By

Name:

Title:

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HERCULES CAPITAL, INC., as Originator and Servicer

By

Name:

Title:

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MUFG BANK, LTD., as Agent

By

Name:

Title:

ANNEX A

SALE AND SERVICING AGREEMENT

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